UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT 1934

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	37-1765151
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

1620 Beacon Place, Oxnard, California 93033

(Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Exchange Act:

Title of each class to be registered	Name of each exchange on which each class is to be registered
None	NA

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-204857

Securities to be registered pursuant to Section 12(g) of the Act:

Title of Each Class

To be so Registered

Common Stock, par value $0.001 per share

Item 1. Description of Registrant’s Securities to be Registered.

Common Stock

A description of securities registered hereby is set forth in the registration statement on Form S-1 (Registration No. 333-204857), filed with the Securities and Exchange Commission on June 10, 2015 (the “Registration Statement”) and is incorporated by reference herein.

Item 2. Exhibits

The following exhibits have been filed as exhibits to the Registration Statement, as amended, and are incorporated herein by reference:

Exhibit Number	Description
3.1	Articles of Incorporation (incorporated by reference to Form S-1, as filed with the Securities and Exchange Commission on June 10, 2015)
3.1.1	Certificate of Amendment to Articles of Incorporation (incorporated by reference to Form 8-K, as filed with the Securities and Exchange Commission on December 14, 2016)
3.2	Bylaws (incorporated by reference from the registrant’s Registration Statement on Form S-1 filed on June 10, 2015)
3.2.1	Amendment to the Bylaws (incorporated by reference from the registrant’s Current Report on Form 8-K filed on November 15, 2016)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Dated: March 1, 2018	By:	/s/ Robert Davidson
	Name:	Robert Davidson
	Title:	Chief Executive Officer and Chairman

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